SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

W. R. BERKLEY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Commencing April 17, 2013, W. R. Berkley Corporation sent the following communication to all of its employees

Sent on behalf of William R. Berkley

Every year at W. R. Berkley Corporation’s annual meeting, stockholders vote on important matters. Most of the voting takes place before the meeting, through proxy voting. Voting by proxy allows stockholders to vote on issues that will be considered at the meeting, without actually attending the meeting in person.

If you hold shares as a registered stockholder, as a beneficial stockholder or as a participant in the 401(k) plan, voting your shares is an important way to take an active role in the overall governance of our Company.

Every vote counts. Every vote matters. All stockholders – including employees – are encouraged to voice their opinion by voting their shares. The Company’s Board of Directors has recommended a vote “FOR” each of the proposals on the ballot.

Voting by proxy began on April 8th and continues until 11:59 p.m. ET on May 20th, in advance of the annual meeting on May 21st.

Proxy materials have been sent to you either electronically or through postal mail, based on preferences on file with your bank or brokerage firm. In either case, you may vote by following the instructions in the materials you receive. If you do not receive proxy materials, please contact your bank or broker.

Your vote is important.

Commencing on April 17, 2013, W. R. Berkley Corporation made the following additional solicitation materials available. W. R. Berkley Corporation Additional Solicitation Materials April 2013

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2005
2006
2007
2008
2009
2010
2011
2012

W. R. Berkley Corporation’s cumulative stock performance has significantly
W. R. Berkley Corporation’s cumulative stock performance has significantly out-performed the S&P 500
out-performed the S&P 500
® ®

Cumulative
Growth:  4,288%
753%
W. R. Berkley Corporation
S&P 500
®
RELATIVE STOCK PRICE PERFORMANCE
W. R. Berkley Corporation vs. S&P 500 ®

Comparison of Cumulative Total Returns

Assumes initial investment of $100 on January 01, 2011, 2008, and 2003, respectively, with dividends reinvested

W. R. Berkley Corporation | S&P 500® Index Total Returns | S&P 500® Property & Casualty Insurance Index

2 Year
$150
$135
$120
$105
$90
2010
2011
2012

	Dec 10	Dec 11	Dec 12
W. R. Berkley Corporation	$100.00	$126.85	$144.09
S&P 500® Total Returns	$100.00	$102.11	$118.46
S&P 500® Property & Casualty Insurance Index	$100.00	$ 99.74	$119.80

5 Year
$160
$120
$80
$40
$0
2007
2008
2009
2010
2011
2012

	Dec 07	Dec 08	Dec 09	Dec 10	Dec 11	Dec 12
W. R. Berkley Corporation	$100.00	$104.91	$84.24	$94.56	$119.95	$136.25
S&P 500® Total Returns	$100.00	$ 63.00	$79.68	$91.68	$ 93.61	$108.60
S&P 500® Property & Casualty Insurance Index	$100.00	$ 70.57	$79.18	$86.48	$ 86.26	$103.60

10 Year
$400
$320
$240
$160
$80
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

	Dec 02	Dec 03	Dec 04	Dec 05	Dec 06	Dec 07	Dec 08	Dec 09	Dec 10	Dec 11	Dec 12
W. R. Berkley Corporation	$100.00	$133.48	$181.34	$276.06	$301.48	$262.10	$274.98	$220.79	$247.84	$314.39	$357.11
S&P 500® Total Returns	$100.00	$128.68	$142.69	$149.70	$173.34	$182.86	$115.21	$145.70	$167.64	$171.18	$198.59
S&P 500® Property & Casualty Insurance Index	$100.00	$126.39	$139.59	$160.68	$181.30	$157.37	$111.05	$124.61	$136.10	$135.74	$163.04

The S&P 500® Property and Casualty Insurance Index consists of ACE Ltd., Allstate Corporation, Berkshire Hathaway, Inc., The Chubb Corporation, Cincinnati Financial Corporation, Progressive Corporation, The Travelers Companies, Inc., and XL Group, plc.

3

The
The
5-Year
5-Year
ISS
ISS
“Pay-TSR
“Pay-TSR
Alignment”
Alignment”
test
test
shows
shows
alignment
alignment
between
between
CEO pay and performance, over time
CEO pay and performance, over time

CEO Pay Indexed TSR (WRB)
$0
$50
$100
$150
$200
0
15000
30000
45000
60000
CEO Pay
FYE 07 FYE 08 FYE 09 FYE 10 FYE 11 FYE 12
Indexed TSR (WRB) $100.00 $104.91
$31,297
$136.25
$15,198
$119.95
$24,634
$94.56
$17,810
$84.24
$18,677

Long-term performance is critical for property casualty insurance companies; ultimate profitability may not be known for many years
Property casualty insurance is a cyclical business with approximately 10 years from peak to peak
The value of all incentive awards is tied to profitability
Annual cash incentive plan rewards short-term performance in real-time
Non-formulaic bonus provides flexibility to respond to changing market conditions
Value of incentive compensation predicated on long-term performance
Multiple overlapping five year vesting cycles for incentive awards encourage consistent high level performance
Setting short and long-term performance goals helps produce superior results over time
Multi-year vesting and performance periods align management
Multi-year vesting and performance periods align management
objectives with the long-term nature of the business
objectives with the long-term nature of the business

Longer vesting and performance periods incentivize longevity with the Company and create a long-term view aligned with stockholders
Combination of two distinct types of awards
Restricted Stock Units (RSUs)
Long-Term Incentive Plan (LTIPs)
Staggered grants such that RSUs or LTIPs, but generally not both, may be granted in any given year
Single year snapshot does not accurately depict the Company’s long-term pay practices
Subject to recapture (clawback) for certain misconduct or breach of restrictive covenants
Long-term incentive programs create competitive advantage
Long-term incentive programs create competitive advantage
for retaining key talent and discourage excessive risk taking for retaining key talent and discourage excessive risk taking

Restricted Stock Units (RSUs)
Restricted Stock Units (RSUs)
Provides alignment with stockholders as value of RSUs tracks value of stock
Five year cliff vesting period with substantial risk of forfeiture for all grantees
Mandatory deferral of vested units for Named Executive Officers
(NEOs) and other senior officers at the Company and its
operating units until 90 days following separation
Dividend equivalents are paid on vested and deferred RSUs and are included in total compensation

Long Term Incentive Program (LTIP)
Long Term Incentive Program (LTIP)
Performance based hurdle rate for 100% payout historically set at 15% growth in book value per share over a 5 year period
Payout dependent upon Company performance:
Five year vesting period with substantial risk of forfeiture for all grantees
Historical LTIP Payout
Year  of
Grant
Year of
Payout
Payout %
2008 2013 57%
2006 2011 98%
2004 2008 100%
2001 2004 100%
1997 2002 10%

Stock ownership guidelines further align management with
Stock ownership guidelines further align management with
stockholders
stockholders
Specific requirements for stock ownership by Named Executive Officers
(NEOs) formalized by policy
Actual ownership by each NEO significantly exceeds amount required by guideline
CEO currently beneficially owns approximately 19% of the Company’s stock
(including pledged shares)
Other NEOs beneficially own on average in excess of 26 times their base salary
Prohibition on hedging and other derivative transactions
Shares used in fulfillment of ownership guidelines may not be pledged
NEO Ownership Guidelines
Title Multiple of Base Salary
CEO 10 times
COO 5 times
Other NEOs 3 times

Ownership by Chairman, CEO & Founder, William R. Berkley
Ownership by Chairman, CEO & Founder, William R. Berkley
Chairman, CEO & Founder beneficially owns 19% (25,733,756
shares) of the Company’s outstanding common stock
Has not sold stock in more than 30 years, other than in
connection with cashless exercise of stock options or to cover taxes on vested RSUs